Sub-Item 77Q1(d):  Terms of New or Amended Securities

The following resolutions were adopted by the Trust's Board of Trustees at a meeting held on March 23, 2012:

Classification and Designation of Shares

WHEREAS, 	an unlimited number of authorized, unissued and
unclassified shares of beneficial interest in the Trust have previously been classified and designated as separate Series representing interests in the Money Market Portfolio, Ultra Short Duration
Government Portfolio and Short Duration Portfolio, respectively; and

WHEREAS,	it is proposed that an unlimited number of
authorized, unissued and unclassified shares of beneficial interest in the Trust be classified as an additional Class of shares in each of the Portfolios;

NOW
THEREFORE
BE IT
RESOLVED,	that the shares of beneficial interest previously
classified and designated as separate Series representing interests in each of the Portfolios are hereby designated as Series A - Class 1 shares representing interests in the Money Market
Portfolio, Series B - Class 1 shares representing interests in the Ultra Short Duration Government
Portfolio, and Series C - Class 1 shares representing interests in the Short Duration
Portfolio;

FURTHER
RESOLVED, 	that pursuant to Section 5.11 of the Second
Amended and Restated Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust be, and hereby are, classified as a separate Class of shares in each of the Portfolios which shall be designated as Series A - Class 2 shares representing interests in the Money Market
Portfolio, Series B - Class 2 shares representing interests in the Ultra Short Duration Government
Portfolio and Series C - Class 2 shares representing interests in the Short Duration Portfolio;

FURTHER
RESOLVED,	that all consideration received by the Trust for the
issue or sale of Series A - Class 2 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Series A - Class 1 shares and any other shares of beneficial interest in the Trust now or hereafter designated as Series A shares (irrespective of whether said shares have been designated as part of a class of said series and, if so designated, irrespective of the particular class designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Series
A shares (irrespective of class designation) by the Board of Trustees in accordance with the Trust's
Second Amended and Restated Declaration of Trust, and each Series A - Class 2 share shall share in proportion to its net asset value with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

FURTHER
RESOLVED,	that, except as otherwise provided hereby, each
Series A - Class 2 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Series A shares
(irrespective of class designation); and

FURTHER
RESOLVED,	that each Series A - Class 2 share shall be charged
in proportion to its net asset value with each other share of beneficial interest in the Trust now or hereafter designated as a Series A share
(irrespective of whether said share has been designated as part of a class of said series and, if so designated, irrespective of the particular class designation) with the expenses and liabilities of the Trust in respect of Series A shares
(irrespective of class designation) and in respect of any general expenses and liabilities of the Trust allocated to Series A shares by the Board of Trustees in accordance with the Trust's Second
Amended and Restated Declaration of Trust; provided, however, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

	(a)	only Series A - Class 2 shares shall bear the
expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Series A - Class 2, as well as any other expenses and liabilities directly attributable to Series A - Class 2 shares which the Board of
Trustees determines should be borne solely by shares of such Class;

	(b)	Series A - Class 2 shares shall not bear the
expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Series A shares other than shares of its Class 2, as well as any other expenses and liabilities directly attributable to shares of Series A other than Series A -
Class 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

	(c)	on any matter that pertains to the agreements,
arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, only Series A - Class
2 shares shall be entitled to vote, except that:
(i) if said matter affects shares of beneficial interest in the Trust other than Series A -
Class 2 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Series A - Class 2 shares shall be voted in the aggregate together with such other affected shares and not by series or class, except where otherwise required by law or permitted by the Board of Trustees of the Trust;
and (ii) if said matter does not affect Series A
- Class 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Series A -
Class 2 shares; and

	(d)	on any matter that pertains to the agreements,
arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, Series A - Class 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Series A - Class 2 shares, such shares shall be entitled to vote, and in such case, Series A - Class 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by series or class, except where otherwise required by law or permitted by the Board of Trustees;

FURTHER
RESOLVED,	that all consideration received by the Trust for the
issue or sale of Series B - Class 2 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Series B - Class 1 shares and any other shares of beneficial interest in the Trust now or hereafter designated as Series B shares (irrespective of whether said shares have been designated as part of a class of said series and, if so designated, irrespective of the particular class designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Series
B shares (irrespective of class designation) by the Board of Trustees in accordance with the Trust's
Second Amended and Restated Declaration of Trust, and each Series B - Class 2 share shall share in proportion to its net asset value with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

FURTHER
RESOLVED,	that, except as otherwise provided hereby, each
Series B - Class 2 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Series B shares
(irrespective of class designation); and

FURTHER
RESOLVED,	that each Series B - Class 2 share shall be charged
in proportion to its net asset value with each other share of beneficial interest in the Trust now or hereafter designated as a Series B share
(irrespective of whether said share has been designated as part of a class of said series and, if so designated, irrespective of the particular class designation) with the expenses and liabilities of the Trust in respect of Series B shares
(irrespective of class designation) and in respect of any general expenses and liabilities of the Trust allocated to Series B shares by the Board of Trustees in accordance with the Trust's Second
Amended and Restated Declaration of Trust; provided, however, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

	(a)	only Series B - Class 2 shares shall bear the
expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Series B - Class 2, as well as any other expenses and liabilities directly attributable to Series B - Class 2 shares which the Board of
Trustees determines should be borne solely by shares of such Class;

	(b)	Series B - Class 2 shares shall not bear the
expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Series B shares other than shares of its Class 2, as well as any other expenses and liabilities directly attributable to shares of Series B other than Series B -
Class 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

	(c)	on any matter that pertains to the agreements,
arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, only Series B - Class
2 shares shall be entitled to vote, except that:
(i) if said matter affects shares of beneficial interest in the Trust other than Series B -
Class 2 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Series B - Class 2 shares shall be voted in the aggregate together with such other affected shares and not by series or class, except where otherwise required by law or permitted by the Board of Trustees of the Trust;
and (ii) if said matter does not affect Series B
- Class 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Series B -
Class 2 shares; and

	(d)	on any matter that pertains to the agreements,
arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, Series B - Class 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Series B - Class 2 shares, such shares shall be entitled to vote, and in such case, Series B - Class 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by series or class, except where otherwise required by law or permitted by the Board of Trustees;

FURTHER
RESOLVED,	that all consideration received by the Trust for the
issue or sale of Series C - Class 2 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Series C - Class 1 shares and any other shares of beneficial interest in the Trust now or hereafter designated as Series C shares (irrespective of whether said shares have been designated as part of a class of said series and, if so designated, irrespective of the particular class designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Series
C shares (irrespective of class designation) by the Board of Trustees in accordance with the Trust's
Second Amended and Restated Declaration of Trust, and each Series C - Class 2 share shall share in proportion to its net asset value with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

FURTHER
RESOLVED,	that, except as otherwise provided hereby, each
Series C - Class 2 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Series C shares
(irrespective of class designation); and

FURTHER
RESOLVED,	that each Series C - Class 2 share shall be charged
in proportion to its net asset value with each other share of beneficial interest in the Trust now or hereafter designated as a Series C share
(irrespective of whether said share has been designated as part of a class of said series and, if so designated, irrespective of the particular class designation) with the expenses and liabilities of the Trust in respect of Series C shares
(irrespective of class designation) and in respect of any general expenses and liabilities of the Trust allocated to Series C shares by the Board of Trustees in accordance with the Trust's Second
Amended and Restated Declaration of Trust; provided, however, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

	(a)	only Series C - Class 2 shares shall bear the
expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Series C - Class 2, as well as any other expenses and liabilities directly attributable to Series C - Class 2 shares which the Board of
Trustees determines should be borne solely by shares of such Class;

	(b)	Series C - Class 2 shares shall not bear the
expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Series C shares other than shares of its Class 2, as well as any other expenses and liabilities directly attributable to shares of Series C other than Series C -
Class 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

	(c)	on any matter that pertains to the agreements,
arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, only Series C - Class
2 shares shall be entitled to vote, except that:
(i) if said matter affects shares of beneficial interest in the Trust other than Series C -
Class 2 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Series C - Class 2 shares shall be voted in the aggregate together with such other affected shares and not by series or class, except where otherwise required by law or permitted by the Board of Trustees of the Trust;
and (ii) if said matter does not affect Series C
- Class 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Series C -
Class 2 shares; and

	(d)	on any matter that pertains to the agreements,
arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, Series C - Class 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Series C - Class 2 shares, such shares shall be entitled to vote, and in such case, Series C - Class 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by series or class, except where otherwise required by law or permitted by the Board of Trustees;

FURTHER
RESOLVED,	that Series A - Class 1 shares, Series B - Class 1
shares and Series C - Class 1 shares shall be known as TCU Shares and Series A - Class 2 shares, Series
B - Class 2 shares and Series C - Class 2 shares shall be known as Investor Shares.